UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-214

                           SENTINEL GROUP FUNDS, INC.
               (Exact name of registrant as specified in charter)

                 National Life Drive, Montpelier, Vermont 05604
               (Address of principal executive offices) (zip code)

                               D. Russell Morgan
                        Sentinel Asset Management, Inc.
                 National Life Drive, Montpelier, Vermont 05604
                    (Name and address of agent for service)





Registrant's telephone number, including area code: (802) 229-3113

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007
si    Sentinel
      Investments(sm)



ANNUAL REPORT
October 31, 2007



                                            Sentinel Georgia Municipal Bond Fund
                                            Sentinel Mid Cap Value Fund







The Essential Elements of Investing

                                                               Table of Contents



                      4 Message to Shareholders

                      5 Understanding your Sentinel Funds Financial Statements

                      6 Sentinel Georgia Municipal Bond Fund

                     10 Sentinel Mid Cap Value Fund

                     14 Statement of Assets and Liabilities

                     15 Statement of Operations

                     16 Statement of Changes in Net Assets

                     18 Financial Highlights

                     20 Notes to Financial Statements

                     26 Report of Independent Registered Public Accounting Firm

                     27 Actual and Hypothetical Expenses for Comparison Purposes

                     28 Expenses

                     29 Information and Services for Shareholders

                     32 Board Approval of Investment Advisory Agreements

                     33 Directors and Officers

Message to Shareholders

                                                We entered on the back
                                                of a strong four-year run in
                                                equities but with concerns.
                                                First was the role of Private
                                                Equity firms. Opaque,
         PHOTO OMITTED                          leveraged and seemingly
                                                omnipresent they stalked
                                                companies relentlessly with
                                                dubious motives. We don't
                                                like opacity. Second, financial
                                                sector leverage as debt was
                                                collateralized, packaged,
sold, transferred and re-leveraged. It looked like a game of musical chairs in the dark; pretty music but destined to end in tears. We don't like the dark. Third, the American consumer tired as mortgage and credit card debt grew ominously. We don't like the ominous. Against this, we liked the long-term capital cycle of infrastructure, foreign markets, energy and materials, which are strong inflation hedges and usually cheap by broad market valuations.

In January, the facts were these: i) parts of the US economy were over stretched on credit, ii) poor fiscal policy prevailed, iii) an unfathomable current account deficit grew, iv) an over supplied housing market accompanied by, v) sharp upward adjustments on mortgages, vi) a run on value stocks that looked played out, vii) a monetary policy no longer prepared to provide the market with a free put, viii) high energy prices that would trickle down and hurt consumers. We thought it might not be just another year in the markets.

We were right. Up to a point. It turned out more volatile than we thought. The year started well and the Dow Jones Index, a widely recognized index of US companies, reached a record high. Mid Cap stocks took off in the first quarter as results from 2006 showed promise of momentum. International stocks continued their run as the dollar looked overvalued, growth and earnings momentum remained strong and US investors continued their half-decade long diversification into non-US assets. All seemed good. But August lived up to its name. The ripple effect of rising rates exploded into a full-blown credit crunch as instruments with masonic acronyms (CDOs, ARMs, ABS, SIVs) suddenly became illiquid and distressed. Money market funds failed, there were runs on banks, embarrassing write offs, corporate heads rolled and a near panic as hedge funds and their ilk sold into margin calls. In the Sage of Omaha's words, "you only see who's been swimming naked when the tide goes out," the world's leading financial institutions were in a synchronized swim meet without thermal protection.

When companies go bust, they tend to do so in single spies, left to their own devices. When financial companies hurt, they do so in battalions and extend their misery to all. We saw major sell-offs in leading retail, commercial, and investment banks as well as real-estate companies and non-life insurers. The markets corrected quickly and gave up much of their gains in the two months ending in November. The result was that markets, up 10% to 12% mid year, were up, in the case of the S&P 500(2), 6.9% in the twelve months to November. Investors moved to where they could see growth and were prepared to pay for it. For the first time in many years, growth stocks outperformed value stocks. Based on Russell indices, for the twelve months ended November 30, 2007, Large Cap Growth(3) returned 12.60%; Mid Cap Growth(4), 10.13%; and Small Cap Growth(5), 6.12%; compared to 3.06% for Large Cap Value(6), 0.70% for Mid Cap Value(7), and -8.22% for Small Cap Value(8).

International markets had a good year. The broad MSCI-EAFE Index(9) measuring stocks in the highly developed economies grew 14.0%. Some markets had spectacular runs. Germany rose over 30%, Spain 22% and Canada 22%. In emerging markets the same was true only more so. China shot up 178%, India 60%, Brazil 73% and Russia 17%. It was further vindication that today's investors need exposure to world markets to supplement their domestic investments.

For Sentinel Investments, it was a year of steady, consistent returns. Sentinel Investments also continued to expand its fund range and growth with the May 2007 completion of a reorganization with the Synovus family of funds. In November, we announced plans to reorganize with Citizens Funds, a successful, socially responsible fund group based in New Hampshire. Both transactions will allow us to serve a wider group of shareholders.

In 2008, investors may be well served by ignoring as much of the daily noise as possible, buying and holding a diverse portfolio of US and international stocks in funds that seek to minimize turnover, keep fees low and avoid complexity. At Sentinel Investments, we believe our approach will continue to reward investors. We have placed our own money in our funds. Our future success is linked with the Sentinel family of funds. Thank you for your investment, and welcome to Sentinel. We look forward to serving you.



/s/ CHRISTIAN W. THWAITES
-------------------------
Christian W. Thwaites
PRESIDENT & CHIEF EXECUTIVE OFFICER
SENTINEL ASSET MANAGEMENT, INC

(1) The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies.
(2) The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
(3) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.
(4) The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.
(5) The Russell 2000 Growth index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(6) The Russell 1000 Value index measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.
(7) The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.
(8) The Russell 2000 Value index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(9)MSCI EAFE is an index of average unmanaged securities prices in Europe, Australia and the Far East tracked by Morgan Stanley Capital International. An investment cannot be made directly into indices.

             Understanding your Sentinel Funds Financial Statements

1 SCHEDULE OF INVESTMENT IN SECURITIES

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

     o    a list of each investment

     o    the number of shares/par amount of each stock, bond or short-term note

     o    the market value of each investment

     o    the percentage of investments in each industry

     o    the percent and dollar breakdown of each category

2 STATEMENT OF ASSETS AND LIABILITIES

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 STATEMENT OF OPERATIONS

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund Operations include:

     o    income earned from investments

     o    management fees and other expenses

     o gains or losses from selling investments (known as realized gains or losses)

     o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 STATEMENT OF CHANGES IN NET ASSETS

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

     o operations -- a summary of the Statement of Operations for the most recent period

     o    distributions -- income and gains distributed to shareholders

     o capital share transactions -- shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 FINANCIAL HIGHLIGHTS

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

     o    share price at the beginning of the period

     o    investment income and capital gains or losses

     o    income and capital gains distributions paid to shareholders

     o    share price at the end of the period

It also includes some key statistics for the period:

     o total return -- the overall percentage return of the fund, assuming reinvestment of all distributions

     o expense ratio -- operating expenses as a percentage of average net assets

     o net income ratio -- net investment income as a percentage of average net assets

     o portfolio turnover -- the percentage of the portfolio that was replaced during the period.

Sentinel Georgia Municipal Bond Fund
(Unaudited)

The Sentinel Georgia Municipal Bond Fund Class I shares returned 2.46% for the fiscal year ending October 31,2007. The Lehman Municipal 10 Year Bond Index(1) produced a return of 3.19% for the same twelve month period.

The Fund is a high quality portfolio of Georgia bonds; utilizing a strategy that focuses on securities issued by fundamentally sound municipalities and those with credit enhancements from broader taxing authorities should unforeseen events unfold. Most of the Fund's return has come from the last four months of the fiscal year as the flat performance for municipals during the first part of the year was exacerbated by the negative return of the next few months. In a rare exhibit of things that can happen, Georgia bonds, during April through June, underperformed bonds from many other states due to the state's supply of bonds being much greater than most other states during that time period. Beginning in July, municipal bonds all along the curve began to rally alongside their taxable counterparts. Interestingly, for the full fiscal year, municipal bonds shorter than eight years to maturity rallied while those longer than eight years depreciated. The flight to quality produced lower rates on the shorter end of the maturity spectrum while the fear of inflation pushed rates higher on the long end.

                  A particular focus of the Fund, credit
                  quality has always mattered. Never
                  has that been more important than
                  now with the strain on bond insurers,
                  like MBIA and AMBAC, coming under
                  pressure due to their involvement
                  in providing insurance coverage for
                  structured mortgage products.

The flight to quality had the largest impact on the change in yields during the most recent few months. Three to seven year municipals rallied the strongest since June 30, with yields dropping 40 to50 basis points throughout this region of the curve. During this time, over 37% of the Fund was invested in maturities between three and seven years, which performed well. In late August, the Fund was extended slightly in duration from 6.4 to 6.5 years, which had the benefit of capturing the performance from the rally led by the longer end of the curve during those last two months.

A particular focus of the Fund, credit quality has always mattered. Never has that been more important than now with the strain on bond insurers, like MBIA and AMBAC, coming under pressure due to their involvement in providing insurance coverage for structured mortgage products. While this problem is incidental to the municipal market at present, the reliance of a bond's rating upon the insurance has presented additional risk for these lower quality bonds should the rating of the major insurers drop from AAA to AA. The Fund does have bonds with insurance but our strategy has been to buy bonds with strong underlying characteristics; as if there was no insurance at all.

As the fiscal year ended October 31, municipal bonds presented themselves as a value relative to U.S. Treasuries. Most municipals are capturing 85% of Treasuries yields and yet, unlike Treasuries, are exempt from Federal taxation. This value, coupled with the high quality standards of the Sentinel Georgia Municipal Bond Fund, gives investors a reliable vehicle for their conservative investment dollars.

In closing, while the financial markets have been volatile this year, it has been comforting to see our financial system, with all of its branches and capillaries, proceed to digest the disruption caused by the residential market meltdown. The investment team for the Sentinel Georgia Municipal Bond Fund will continue to do its part as well to monitor and protect your investments at all times.

/S/ MEGAN BUSBY
---------------
Megan L. Busby CFA, CFP
VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER


/s/ GREGORY PAULETTE
---------------------
Gregory E. Paulette CFA
CHIEF INVESTMENT STRATEGIST


/s/ GARY E. FULLMAN
-------------------
Gary E. Fullman
CHIEF INVESTMENT OFFICER

(1) Lehman Brothers 10 Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 10 years. The index is comprised of State General Obligation debt (35%), Revenue debt (50%), and Prerefunded debt (15%). This index represents asset types which are subject to risk, including loss of principal. An investment cannot be made directly in an index.

                                            Sentinel Georgia Municipal Bond Fund

PERFORMANCE NOTES
(Unaudited)
Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

SENTINEL GEORGIA MUNICIPAL BOND FUND PERFORMANCE 10 Years ended 10/31/07

GRAPH OMITTED

Sentinel Georgia Municpal Bond Fund Class A Shares                $13,472
Sentinel Georgia Municipal Bond Fund Class I Shares               $14,528
Lehman 10 Year Municipal Bond Index (8-12)                        $16,732

--------------------------------------------------------------------------------
AVERAGE TOTAL RETURNS CLASS A SHARES through October 31, 2007

                      NAV        FULL OFFERING PRICE
 1 Year               1.77%           -2.29%
 5 Year               2.48             1.66
10 Year               3.44             3.03

AVERAGE TOTAL RETURNS CLASS I SHARES through October 31, 2007

 1 Year               2.46             2.46
 5 Year               2.83             2.83
10 Year               3.81             3.81
--------------------------------------------------------------------------------

Full offering price performance data for Class A shares reflects the maximum 3% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Class I shares are not subject to a sales charge. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Past performance does not guarantee future results; current performance may be higher or lower than data quoted.For performance current to the most recent month-end, visit www.sentinelinvestments.com.

The following are total annual operating expense ratios for the Sentinel Georgia Municipal Bond Fund Class A & I shares: Class A shares -1.53%, Class I shares -0.81%. Expense ratio data is sourced from the Annual Report dated October 31, 2007.

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class A shares (a) from December 21,2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund's Class A shares and (b) from October 21, 2001 to December 21, 2001 is based on the Synovus Georgia Municipal Bond Fund's Institutional Class shares, both adjusted for the current maximum sales load. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund's Institutional Class shares. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and, with respect to Class A shares, the current maximum sales load. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions.

Lehman Brothers 10 Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 10 years. The index is comprised of State General Obligation debt (35%), Revenue debt (50%), and Prerefunded debt (15%). This index represents asset types which are subject to risk, including loss of principal. An investment cannot be made directly in an index.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Georgia Municipal Bond Fund a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Georgia Municipal Bond Fund

TOP 10 HOLDINGS*
                                                   MATURITY     PERCENT OF
DESCRIPTION                           COUPON         DATE       NET ASSETS
--------------------------------------------------------------------------------
State of Georgia                       6.25%       08/01/13       6.8%
--------------------------------------------------------------------------------
State of Georgia                       5.25%       10/01/15       5.0%
--------------------------------------------------------------------------------
Clayton County Water & Sewer           5.25%       05/01/15       4.9%
Authority
--------------------------------------------------------------------------------
Cherokee County, GA                    5.25%       08/01/16       3.8%
--------------------------------------------------------------------------------
Henry County Water & Sewerage Auth.    5.125%      02/01/19       3.3%
--------------------------------------------------------------------------------
Chatham County School District         5.25%       08/01/14       3.3%
--------------------------------------------------------------------------------

                                                    MATURITY    PERCENT OF
DESCRIPTION                           COUPON          DATE      NET ASSETS
--------------------------------------------------------------------------------
De Kalb County, GA                     5.00%        12/01/15       3.3%
--------------------------------------------------------------------------------
County of Forsyth, GA                  5.25%        03/01/13       3.2%
--------------------------------------------------------------------------------
Jackson County School District, GA     5.00%        03/01/16       3.2%
--------------------------------------------------------------------------------
Georgia State Road & Tollway           5.00%        06/01/18       3.2%
Authority
--------------------------------------------------------------------------------
   Total of Net Assets                                             40.0%
--------------------------------------------------------------------------------
*"TOP 10 HOLDINGS" EXCLUDES ANY SHORT-TERM INVESTMENTS AND MONEY MARKET FUNDS. PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE. MORE COMPLETE HOLDINGS BELOW.
--------------------------------------------------------------------------------
INVESTMENT IN SEVURITIES
at October 31, 2007

                                                      PRINCIPAL
                                                         AMOUNT      VALUE
                                                       (M=$1,000)   (NOTE 2)
--------------------------------------------------------------------------------
BONDS 96.6%
GEORGIA 96.6%
Berrien County School District
  5%, 04/01/18                                            605M     $  657,139
Bulloch County Development Authority
  5%, 08/01/16                                            500M        525,770
Chatham County School District
  5.25%, 08/01/14                                         1,000M    1,095,390
Cherokee County, GA
  5.25%, 08/01/16                                         1,200M    1,284,780
City of Atlanta, GA
  5%, 11/01/38                                            500M        514,945
Clayton County Water & Sewer Authority
  5.25%, 05/01/15                                         1,500M    1,633,575
Cobb County & Marietta Water Authority
  5.125%, 11/01/19                                        1,000M    1,069,180
Cobb County Hospital Authority
  5.25%, 04/01/15                                         700M        763,070
Cobb County, GA
  5%, 01/01/13                                            1,000M    1,066,750




                                                       PRINCIPAL
                                                         AMOUNT      VALUE
                                                       (M=$1,000)   (NOTE 2)
--------------------------------------------------------------------------------
Cobb-Marietta Coliseum & Exhibit Hall Authority, GA
  5%, 01/01/15                                            1,000M   $1,070,360
Columbus Building Authority
  5.25%, 01/01/17                                         705M        765,066
Columbus, GA
  5%, 05/01/31                                            500M        521,060
County of Forsyth, GA
  5.25%, 03/01/13                                         1,000M    1,078,710
County of Gilmer, GA
  5%, 04/01/20                                            1,000M    1,068,010
De Kalb County, GA
  5%, 10/01/12                                            1,000M    1,065,650
  5%, 12/01/15                                            1,000M    1,089,980
Douglasville-Douglas County Water & Sewer Authority, GA
  5%, 06/01/27                                            500M        521,565
Forsyth County School District
  5%, 02/01/24                                            1,000M    1,051,340
  5.125%, 07/01/15                                        500M        531,985
Fulton County Development Authority
  5%, 09/01/12                                            250M        253,602
Fulton Dekalb Hospital Authority
  5%, 01/01/13                                            1,000M    1,061,910



                                                       PRINCIPAL
                                                         AMOUNT      VALUE
                                                       (M=$1,000)   (NOTE 2)
--------------------------------------------------------------------------------
Georgia State Road & Tollway Authority
  5%, 06/01/18                                            1,000M   $1,075,700
Henry County Water & Sewerage Auth.
  5.125%, 02/01/19                                        1,045M    1,118,526
Jackson County School District, GA
  5%, 03/01/16                                            1,000M    1,076,020
  5%, 03/01/21                                            500M        527,540
Jackson County Water & Sewer Authority
  5.25%, 09/01/20                                         500M        550,565
Newton County School District, GA
  5%, 02/01/15                                            1,000M    1,063,690
Paulding County, GA
  5%, 02/01/21                                            1,000M    1,066,990
Private Colleges & Universities Authority
  4.75%, 10/01/11                                         300M        304,470
  5%, 09/01/13                                            500M        535,090
Roswell, GA
  5.5%, 02/01/12                                          770M        795,841
State of Georgia
  5%, 07/01/14                                            530M        555,366
  5%, 05/01/19                                            1,000M    1,060,950
  5.25%, 10/01/15                                         1,500M    1,660,215


The accompanying notes are an integral part of the financial statements.

8


                                            Sentinel Georgia Municipal Bond Fund

                                                       PRINCIPAL
                                                         AMOUNT      VALUE
                                                       (M=$1,000)   (NOTE 2)
--------------------------------------------------------------------------------
State of Georgia
        6.25%, 08/01/13                                 2,000M     $ 2,275,780
TOTAL INVESTMENTS 96.6%
        (COST $32,175,474)+                                         32,356,580
OTHER ASSETS IN EXCESS OF LIABILITIES 3.4%                           1,130,726
                                                                   -----------
NET ASSETS 100.0%                                                  $33,487,306
                                                                   ===========

+    COST FOR FEDERAL INCOME TAX PURPOSES IS $32,175,474. AT OCTOBER 31, 2007
     UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES AGGREGATED $181,106
     OF WHICH $294,429 RELATED TO APPRECIATED SECURITIES AND $113,323 RELATED TO
     DEPRECIATED SECURITIES.

Sentinel Mid Cap Value Fund
(Unaudited)

The Sentinel Mid Cap Value Fund Class I shares returned 26.36% for the fiscal year ending October 31, 2007. This compared to the Russell Midcap Value Index~, which returned 9.75% for the same time period.

The Fund invests in a focused portfolio of 35 to 45 businesses with strong risk/return profiles that are purchased at attractive valuations with the intended goal of delivering solid long-term investment returns.

The second half of the fiscal year has been characterized by volatility in the equity markets as investors digested a variety of data that point to a slowing domestic economy and dislocations in the credit markets.

The Fund's strong performance relative to its benchmark was driven by overweight positions in the Energy and Industrial sectors and underweight positions in the Consumer Discretionary and Financial sectors. Strong stock selection in the Energy, Industrials and Consumer Staples sectors offset weaker performance of Consumer Discretionary names. Stocks that contributed most to performance were Golar LNG, Keppel LTD and Bunge.

                        Although growth is slowing in the
                        U.S. and Europe, the economies of
                        the developing world continue to
                        accelerate. This along with a weak
                        dollar benefits U.S. exporters, which
                        bodes well for U.S. trade and acts as
                        a countervailing force to weaker areas
                        of the economy.

Looking to 2008 the performance of the equity markets will depend on three key factors: consumer behavior, capital spending and trade. We expect consumer spending, which accounts for almost 70 percent of domestic economic activity, will be buffeted in the months ahead by strengthening headwinds of a housing recession. The magnitude of change in consumer spending is difficult to forecast because it depends on psychology and confidence. Any source of economic growth that creates jobs or boosts incomes holds potential to offset some of housing's impact on consumers.

Capital spending levels are unlikely to provide an offset to slower consumer spending, although the trade outlook is more positive. Corporate balance sheets are strong and cash levels are high, but earnings growth has been slowing and business confidence has recently begun to deteriorate. Domestic capital spending is therefore unlikely to accelerate and bolster economic growth in a meaningful way. Although growth is slowing in the U.S. and Europe, the economies of the developing world continue to accelerate. This along with a weak U.S. dollar benefits U.S. exporters, which bodes well for U.S. trade and acts as a countervailing force to weaker areas of the economy.

Putting it all together, U.S. economic growth appears likely to decelerate, rendering current earnings forecasts too optimistic. This may contribute to continued pressure on the equity markets. There are, however, grounds for measured optimism. While credit is tighter, liquidity remains ample. If consumer confidence holds up moderately well and the dollar remains orderly, a serious decline in economic activity may be avoided.

In the current setting we remain cautious and opportunistic. We will continue to exploit the inevitable periods of downside market volatility as we look to establish or build positions in the equity of businesses that we believe hold the potential to produce superior long term investment returns. As always, we look for companies with strong managements and sound finances that are well-positioned to demonstrate large gains in free cash flow in the years ahead.




/s/ MICHAEL A. STEINBERG
------------------------
Michael A. Steinberg
PORTFOLIO MANAGER

/S/ WILLIAM S. AUSLANDER
------------------------
William S. Auslander
PORTFOLIO MANAGER


(1) The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.
10

                                                     Sentinel Mid Cap Value Fund

PERFORMANCE NOTES
(Unaudited)
Graph ending values are based upon an initial investment of $~~,~~~; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

SENTINEL MID CAP VALUE FUND PERFORMANCE 4/3/00 inception through 10/31/07

GRAPH OMITTED

Sentinel Mid Cap Value Fund Class A Shares                        $29,169
Sentinel Mid Cap Value Fund Class C Shares                        $29,057
Sentinel Mid Cap Value Fund Class I Shares                        $31,305
Russell Midcap Value Total Return                                 $26,678

--------------------------------------------------------------------------------
AVERAGE TOTAL RETURNS CLASS A SHARES through October 31, 2007

                              NAV        FULL OFFERING PRICE
 1 Year                      25.87%           19.57%
 5 Year                      21.97            20.72
Since Inception (4/3/07)     15.95            15.17

AVERAGE TOTAL RETURNS CLASS C SHARES through October 31, 2007

 1 Year                      24.93            23.93
 5 Year                      21.08            21.08
Since Inception (4/3/07)     15.11            15.11

AVERAGE TOTAL RETURNS CLASS I SHARES through October 31, 2007

 1 Year                      26.36            26.36
 5 Year                      22.30            22.30
Since Inception (4/3/07)     16.25            16.25
--------------------------------------------------------------------------------

Full offering price performance data for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Fund performance for other classes reflects all expenses and management fees, but, for Class C shares, no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Class I shares are not subject to a sales charge. Performance shown for the indices does not include a CDSC, fees or expenses. Performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

The following are total annual operating expense ratios for the Sentinel Mid Cap Value Fund Class A, C & I shares: Class A shares -1.55%, Class C shares -2.16%, and Class I shares -1.00%. Expense ratio data is sourced from the Annual Report dated October 31, 2007.

The Mid Cap Value Fund is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which commenced operations on April 3,2000. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund's Class A or Class C shares, as applicable, adjusted for the current maximum sales load. Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund's Institutional Class shares, adjusted for the current maximum sales load. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales load. Performance has not been adjusted for the higher 12b-1 fee of the Fund's Class A shares as compared to the Synovus Mid Cap Value Fund's Class A shares. If it had, returns would be lower. For the Mid Cap Value Fund Class I shares performance from October 12, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund's Institutional Class shares. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund.

Midsized company stocks can be more volatile than large company stocks.

Each Fund, except the U.S. Treasury Money Market Fund, has adopted a redemption fee. For the Mid Cap Value Fund a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Mid Cap Value Fund


TOP SECTORS

SECTOR                                         PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Energy                                                24.2%
--------------------------------------------------------------------------------
Industrials                                           13.2%
--------------------------------------------------------------------------------
Health Care                                            8.6%
--------------------------------------------------------------------------------
Financials                                             7.9%
--------------------------------------------------------------------------------
Utilities                                              7.0%
--------------------------------------------------------------------------------
Materials                                              6.6%
--------------------------------------------------------------------------------


SECTOR                                         PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary                                 6.5%
--------------------------------------------------------------------------------
Consumer Staple                                        5.5%
--------------------------------------------------------------------------------
Information Technology                                 1.9%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

DESCRIPTION                                    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Golar LNG Ltd.                                         6.5%
--------------------------------------------------------------------------------
Lions Gate Entertainment Corp.                         4.7%
--------------------------------------------------------------------------------
Arch Capital Group Ltd.                                4.4%
--------------------------------------------------------------------------------
Keppel Corp Ltd.                                       4.4%
--------------------------------------------------------------------------------
Delta Petroleum Corp.                                  4.4%
--------------------------------------------------------------------------------
Bunge Ltd.                                             3.8%
--------------------------------------------------------------------------------


DESCRIPTION                                    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Textron, Inc.                                          3.6%
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.                         3.4%
--------------------------------------------------------------------------------
Mirant Corp.                                           3.4%
--------------------------------------------------------------------------------
Willis Group Holdings Ltd.                             3.1%
--------------------------------------------------------------------------------
  Total of Net Assets                                 41.7%
--------------------------------------------------------------------------------
*"TOP 10 HOLDINGS" EXCLUDES ANY SHORT-TERM INVESTMENTS AND MONEY MARKET FUNDS. PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE. MORE COMPLETE HOLDINGS FOLLOW.


INVESTMENT IN SECURITIES
at October 31, 2007
                                                          SHARES       VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS          77.5%
CONSUMERD ISCRETIONARY   6.5%
Comcast Corp. * (a)                                        57,600    $ 1,212,480
Lions Gate Entertainment Corp. * (a)                      626,800      6,706,760
Source Interlink Cos., Inc. * (a)                         120,000        382,800
Triarc Cos., Inc. (a)                                      75,600        855,036
                                                                     -----------
                                                                       9,157,076
                                                                     -----------
CONSUMERS TAPLE 3.8%
Bunge Ltd. (a)                                             46,300      5,333,297
                                                                     -----------

ENERGY 23.3%
Delta Petroleum Corp. * (a)                               331,000      6,189,700
Golar LNG Ltd. (a)                                        353,900      9,201,400
Gulfmark Offshore, Inc. * (a)                              88,100      4,103,698
Newpark Resources * (a)                                   380,100      2,383,227
Petroleum Development Corp. * (a)                          92,100      4,183,182
Pioneer Natural Resources Co. (a)                          71,900      3,668,338
Rowan Cos., Inc. (a)                                       43,700      1,703,426
SEACOR Holdings, Inc. * (a)                                 8,600        788,190


                                                          SHARES       VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
Transocean, Inc. *                                          6,300    $   752,031
                                                                     -----------
                                                                      32,973,192
                                                                     -----------
FINANCIALS 7.9%
Arch Capital Group Ltd. * (a)                              83,200      6,220,864
Unum Group (a)                                             27,700        646,518
Willis Group Holdings Ltd.                                103,300      4,372,689
                                                                     -----------
                                                                      11,240,071
                                                                     -----------
HEALTH CARE 8.6%
Health Net, Inc. * (a)                                     18,000        964,980
Hospira, Inc. * (a)                                        70,600      2,917,898
Laboratory Corp of America Holdings * (a)                  22,300      1,533,125
Quest Diagnostics, Inc.(a)                                 37,400      1,988,932
Thermo Fisher Scientific, Inc. * (a)                       82,500      4,851,825
                                                                     -----------
                                                                      12,256,760
                                                                     -----------
INDUSTRIALS 13.2%
Discovery Holding Co. *                                    75,100      2,141,101
Grupo Aeroportuario del Pacifico SA de CV ADR              32,459      1,702,474
Horizon Lines, Inc. (a)                                    73,700      2,318,602
Keppel Corp Ltd. ADR                                      303,200      6,203,472
Textron, Inc.                                              74,400      5,149,224



                                                          SHARES       VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
WESCO Int'l.,Inc. * (a)                                    26,000    $ 1,212,900
                                                                     -----------
                                                                      18,727,773
                                                                     -----------
INFORMATION TECHNOLOGY 1.9%
Xerox Corp. * (a)                                         150,900      2,631,696
                                                                     -----------

MATERIALS 5.3%
Denison Mines Corp. *                                     248,900      3,521,935
Int'l. Flavors & Fragrances, Inc. (a)                      76,100      3,973,181
                                                                     -----------
                                                                       7,495,116
                                                                     -----------
UTILITIES 7.0%
Constellation Energy Group, Inc. (a)                       37,500      3,551,250
Mirant Corp. * (a)                                        112,800      4,778,208
SCANA Corp. (a)                                            39,000      1,583,010
                                                                     -----------
                                                                       9,912,468
                                                                     -----------
TOTAL COMMONS TOCKS
   (COST $73,756,905)                                                109,727,449
                                                                     -----------

FOREIGN STOCKS 3.9%
LUXEMBOURG 0.2%
Stolt-Nielsen SA (b)                                        8,500        249,432
                                                                     -----------

NORWAY 3.7%
Eitzen Chemical ASA * (a)(b)                              323,300      1,544,840
Marine Harvest * (a)(b)                                 2,380,900      2,430,597


The accompanying notes are an integral part of the financial statements.

12


                                                     Sentinel Mid Cap Value Fund

                                                         SHARES         VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------
Wilh Wilhelmsen
ASA (a)(b)                                               31,650    $   1,336,536
                                                                   -------------
                                                                       5,311,973
                                                                   -------------
TOTAL FOREIGNS TOCKS
  (COST $4,737,234)                                                    5,561,405
                                                                   -------------
MONEY MARKET FUNDS 23.8%
State Street Navigator Securities Lending
  Prime Portfolio (c)
  (Cost $33,666,307)                                 33,666,307       33,666,307
                                                                   -------------


                                                       PRINCIPAL
                                                        AMOUNT
                                                      (M=$1,000)
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES 6.4%
American General Finance
  4.59%, 11/14/07                                        3,500M    $   3,494,199
Fortis Funding
  4.71%, 11/01/07                                        5,500M        5,500,000
                                                                   -------------
TOTAL CORPORATE
SHORT-TERMN OTES
  (COST $8,994,199)                                                    8,994,199
                                                                   -------------
U.S. GOVERNMENT OBLIGATIONS 12.8%
FEDERAL HOME LOAN BANK 7.3%
Agency Discount Notes:
  4.36%, 11/08/07                                        8,000M        7,993,218
  4.38%, 11/14/07                                        2,300M        2,296,362
                                                                   -------------
TOTAL FEDERAL HOME LOAN BANK                                          10,289,580
                                                                   -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION 5.5%
Agency Discount Notes:
  4.4%, 11/05/07                                         7,795M        7,791,189
                                                                   -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $18,080,769)                                                  18,080,769
                                                                   -------------
TOTAL INVESTMENTS 124.4%
  (COST $139,235,414)+                                               176,030,129
EXCESS OF LIABILITIES OVER OTHER ASSETS (24.4)%                      (34,490,602)
                                                                   -------------
NET ASSETS 100.0%                                                  $ 141,539,527
                                                                   =============

*    NON-INCOME PRODUCING

+    COST FOR FEDERAL INCOME TAX PURPOSES IS $139,235,414. AT OCTOBER 31, 2007
     UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES AGGREGATED
     $36,794,715 OF WHICH $38,462,417 RELATED TO APPRECIATED SECURITIES AND
     $1,667,702 RELATED TO DEPRECIATED SECURITIES.

(a)  ALL OR A PORTION OF THIS SECURITY WAS ON LOAN AT OCTOBER 31, 2007. THE
     AGGREGATE COST AND MARKET VALUE OF SECURITIES ON LOAN AT OCTOBER 31, 2007
     IS $25,314,547 AND $33,384,709, RESPECTIVELY.

(b)  FOREIGN DENOMINATED

(c)  MONEY MARKET MUTUAL FUND REGISTERED UNDER THE INVESTMENT COMPANY ACT OF
     1940, AS AMENDED, AND ADVISED BY SSGA FUNDS MANAGEMENT, INC., AN AFFILIATE
     OF STATE STREET BANK AND TRUST COMPANY. THIS AMOUNT REPRESENTS THE
     INVESTMENT OF CASH COLLATERAL RECEIVED FROM SECURITIES LENDING ACTIVITY
     (SEE NOTE 2).

ADR  -AMERICAN DEPOSITORY RECEIPT

Statement of Assets and Liabilities
at October 31, 2007
                                                          GEORGIA
                                                      MUNICIPAL BOND  MID CAP VALUE
-----------------------------------------------------------------------------------
ASSETS
Investments at value                                   $ 32,356,580    $176,030,129
Cash and cash equivalents                                   118,542         269,539
Receivable for securities sold                            1,476,449       1,672,788
Receivable for fund shares sold                                --         1,555,654
Receivable for interest                                     427,999            --
Receivable for securities lending interest                     --            11,951
Receivable for dividends                                       --            21,870
                                                       ------------    ------------
  Total Assets                                           34,379,570     179,561,931
                                                       ------------    ------------

-----------------------------------------------------------------------------------
LIABILITIES
Collateral on securities loaned                                --        33,666,307
Payable for securities purchased                               --         4,134,833
Payable for fund shares repurchased                         860,233          88,639
Accrued expenses                                             16,837          26,191
Management fee payable                                       13,980          86,716
Distribution fee payable (Class A Shares)                       100           5,259
Distribution fee payable (Class C Shares)                      --            10,311
Fund accounting fee payable                                   1,114           4,148
                                                       ------------    ------------
  Total Liabilities                                         892,264      38,022,404
                                                       ------------    ------------
Net Assets Applicable to
  All Outstanding Shares                               $ 33,487,306    $141,539,527
                                                       ============    ============
NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE
  CLASS A SHARES*
    Net Assets Applicable to Class A Shares/           $    587,486    $ 23,604,224
                                                       ------------    ------------
    Shares Outstanding                                       60,463       1,260,405
      Net Asset Value per Share                        $       9.72    $      18.73
      Sales Charge**                                           0.41            0.99
                                                       ------------    ------------
      Maximum Offering Price                           $      10.13    $      19.72
                                                       ============    ============
  CLASS C SHARES*
    Net Assets Applicable to Class C Shares/                    N/A    $ 13,321,409
                                                       ------------    ------------
    Shares Outstanding                                          N/A         738,594
      Net Asset Value per Share***                              N/A    $      18.04
                                                       ============    ============
  CLASS I SHARES*
    Net Assets Applicable to Class I Shares/           $ 32,899,820    $104,613,894
                                                       ------------    ------------
    Shares Outstanding                                    3,377,368       5,519,657
      Net Asset Value per Share***                     $       9.74    $      18.95
                                                       ============    ============

-----------------------------------------------------------------------------------
NET ASSETS REPRESENT
Capital stock at par value                             $     34,378    $     75,187
Paid-in capital                                          33,108,391      90,646,324
Accumulated undistributed (distributions
  in excess of) net investment income (loss)                 (1,076)        843,801
Accumulated undistributed net realized
  gain (loss) on investments                                164,507      13,179,500
Unrealized appreciation (depreciation)
  of investments and foreign exchange                       181,106      36,794,715
                                                       ------------    ------------
Net Assets                                             $ 33,487,306    $141,539,527
                                                       ============    ============
Investments at Cost                                    $ 32,175,474    $139,235,414
                                                       ============    ============


*    THE REDEMPTION PRICE PER SHARE IS EQUAL TO THE NET ASSET VALUE LESS ANY
     APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
**   FOR THE GEORGIA MUNICIPAL BOND FUND, THE MAXIMUM OFFERING PRICE IS 1000/960
     TIMES THE NET ASSET VALUE PER SHARE. FOR THE MID CAP VALUE FUND, THE
     MAXIMUM OFFERING PRICE IS 1000/950 TIMES THE NET ASSET VALUE PER SHARE.
***  THE MAXIMUM OFFERING PRICE IS EQUAL TO THE NET ASSET VALUE.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


The accompanying notes are an integral part of the financial statements.


                                               Statement of Operations
                                               For the Year Ended October 31, 2007



                                                    GEORGIA MUNICIPAL   MID CAP VALUE**
                                                          BOND*
                                                   For the Year Ended  For the Year Ended
                                                        10/31/07           10/31/07
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
Dividends                                            $      5,898        $  1,663,876^
Interest                                                1,550,672             504,412
Securities Lending                                           --                40,245
                                                     ------------        ------------
  Total Income                                       $  1,556,570        $  2,208,533
                                                     ------------        ------------
EXPENSES:
Management advisory fee                                   178,561             877,631
Transfer agent fees                                        84,051             182,024
Custodian fees                                              3,700              11,290
Distribution expense (Class A Shares)^^                     1,339              23,322
Distribution expense (Class B Shares)^^                      --                20,419
Distribution expense (Class C Shares)                        --               101,311
Accounting and administration services                      8,966              28,712
Auditing fees                                              18,175              27,660
Legal fees                                                  3,163              10,185
Reports and notices to shareholders                         5,243              13,546
Registration and filing fees                               10,229              72,641
Director's and Chief Compliance
  Officer's fees and expenses                               3,541              12,003
Other                                                      11,795              10,205
                                                     ------------        ------------
Total Expenses                                            328,763           1,390,949
Expense Reimbursement                                        --               (33,659)
Expense Offset                                               (824)             (4,915)
                                                     ------------        ------------
Net Expenses                                              327,939           1,352,375
                                                     ------------        ------------
NET INVESTMENT INCOME                                   1,228,631             856,158
                                                     ------------        ------------

-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments                                               167,100          13,209,298
Foreign currency transactions                                --                (3,170)
                                                     ------------        ------------
  Net realized gain (loss)                                167,100          13,206,128
                                                     ------------        ------------
Net change in unrealized appreciation
  (depreciation) during the period:
Investments                                              (434,914)         12,948,620
Foreign currency transactions                                --                  --
                                                     ------------        ------------
Net change in unrealized appreciation
  (depreciation)                                         (434,914)         12,948,620
                                                     ------------        ------------
NET REALIZED AND UNREALIZEDG AIN
  (LOSS) ON INVESTMENTS                                  (267,814)         26,154,748
                                                     ------------        ------------
NET INCREASE INN ET ASSETS
  FROM OPERATIONS                                    $    960,817        $ 27,010,906
                                                     ============        ============


*    INFORMATION PRIOR TO MAY 5, 2007 IS BASED ON THE PREDECESSOR SYNOVUS
     GEORGIA MUNICIPAL BOND FUND.

**   INFORMATION PRIOR TO MAY 5, 2007 IS BASED ON THE PREDECESSOR SYNOVUS MID
     CAP VALUE FUND.

^    NET OF FOREIGN TAX WITHHOLDING OF $17,098 IN THE SENTINEL MID CAP VALUE
     FUND.

^^   SYNOVUS MID CAP VALUE FUND CLASS A SHAREHOLDERS WERE ISSUED SENTINEL MID
     CAP VALUE CLASS I SHARES AND SYNOVUS MID CAP VALUE CLASS B SHAREHOLDERS
     WERE ISSUED SENTINEL MID CAP VALUE CLASS A SHARES IN A REORGANIZATION
     EFFECTIVE AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON MAY 4, 2007.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



The accompanying notes are an integral part of the financial statements.


Statement of Changes in Net Assets

                                                 GEORGIA MUNICIPAL BOND*              MID CAP VALUE**
                                               Year Ended     Year Ended        Year Ended      Year Ended
                                                10/31/07        10/31/06         10/31/07         10/31/06
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                $   1,228,631    $   1,505,451    $     856,158    $      28,556
Net realized gain (loss) on sales
  of investments                                  167,100          198,398       13,206,128        6,114,926
Net change in unrealized appreciation
  (depreciation)                                 (434,914)          (3,952)      12,948,620        7,471,340
                                            -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  from operations                                 960,817        1,699,897       27,010,906       13,614,822
                                            -------------    -------------    -------------    -------------

------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
  Class A Shares                                  (15,549)         (19,500)            --               --
  Class B Shares                                     --               --               --               --
  Class C Shares                                     --               --               --               --
  Class I Shares                               (1,217,497)      (1,485,953)         (22,294)         (17,048)
From net realized gain on investments
  Class A Shares                                   (3,021)          (3,296)        (243,502)        (587,140)
  Class B Shares                                     --               --           (364,071)        (858,204)
  Class C Shares                                     --               --           (575,386)      (1,324,647)
  Class I Shares                                 (195,132)        (244,307)      (4,954,052)     (11,820,882)
                                            -------------    -------------    -------------    -------------
Total distributions to shareholders            (1,431,199)      (1,753,056)      (6,159,305)     (14,607,921)
                                            -------------    -------------    -------------    -------------

------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares
  Class A Shares                                   18,265           13,346       17,649,260          610,500
  Class B Shares                                     --               --            289,388          337,959
  Class C Shares                                     --               --          3,432,966        2,621,052
  Class I Shares                                2,412,230        5,127,612       20,173,663       14,745,754
Net asset value of shares issued in
  Fund reorganizations
  Class A Shares issued upon
    conversion from Class B Shares***                --               --          6,781,368             --
  Class B Shares                                     --               --               --               --
  Class C Shares                                     --               --               --               --
  Class I Shares issued upon
    conversion from Class A Shares***                --               --          4,618,318             --
Net asset value of shares in reinvestment
  of dividends and distributions
  Class A Shares                                    6,381           13,296          209,282          496,499
  Class B Shares                                     --               --            338,655          777,737
  Class C Shares                                     --               --            488,036        1,069,501
  Class I Shares                                   11,042            1,617        1,602,297        3,400,812
                                            -------------    -------------    -------------    -------------
                                                2,447,918        5,155,871       55,583,233       24,059,814
                                            -------------    -------------    -------------    -------------
Less: Payments for shares reacquired
  Class A Shares                                  (81,488)        (112,127)      (2,368,562)      (1,442,687)
  Class A Shares reacquired upon
    conversion into Class I Shares***                --               --         (4,618,318)            --
  Class B Shares                                     --               --           (507,506)      (1,300,093)
  Class B Shares reacquired upon
    conversion into Class A Shares***                --               --         (6,781,368)            --
  Class C Shares                                     --               --         (1,738,255)      (3,091,791)
  Class I Shares                              (11,575,494)     (16,793,558)     (22,360,503)     (19,964,873)
                                            -------------    -------------    -------------    -------------
Increase (decrease) in net assets from
  capital stock transactions                   (9,209,064)     (11,749,814)      17,208,721       (1,739,630)
                                            -------------    -------------    -------------    -------------
TOTAL INCREASE( DECREASE)I N
  NET ASSETSF OR PERIOD                        (9,679,446)     (11,802,973)      38,060,322       (2,732,729)
Net Assets: Beginning of period             $  43,166,752    $  54,969,725    $ 103,479,205    $ 106,211,934
                                            -------------    -------------    -------------    -------------
Net Assets: End of period                   $  33,487,306    $  43,166,752    $ 141,539,527    $ 103,479,205
                                            =============    =============    =============    =============
Accumulated Undistributed Net
  Investment Income (Loss)                  $      (1,076)   $         814    $     843,801    $      13,107
                                            =============    =============    =============    =============



The accompanying notes are an integral part of the financial statements.

                                              Statement of Changes in Net Assets


* INFORMATION PRIOR TO MAY 5, 2007 IS BASED ON THE PREDECESSOR SYNOVUS GEORGIA MUNICIPAL BOND FUND.

** INFORMATION PRIOR TO MAY 5, 2007 IS BASED ON THE PREDECESSOR SYNOVUS MID CAP VALUE FUND.

*** SYNOVUS MID CAP VALUE FUND CLASS A SHAREHOLDERS WERE ISSUED SENTINEL MID CAP VALUE CLASS I SHARES AND SYNOVUS MID CAP VALUE CLASS B SHAREHOLDERS WERE ISSUED SENTINEL MID CAP VALUE CLASS A SHARES IN A REORGANIZATION EFFECTIVE AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON MAY 4, 2007.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.





The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS
                                                       ---------------------------------     ------------------





                                                        NET GAINS OR
                                                         LOSSES ON                         DISTRI-
                                   NET ASSET     NET    SECURITIES              DIVIDENDS  BUTIONS            NET ASSET
Fund/          FISCAL YEAR           VALUE,   INVESTMENT   (BOTH    TOTAL FROM  (FROM NET   (FROM     TOTAL     VALUE,  TOTAL
Share            (PERIOD           BEGINNING    INCOME  REALIZED AND INVESTMENT INVESTMENT REALIZED  DISTRI-    END OF  RETURN
Class             ENDED)           OF PERIOD    (LOSS)  UNREALIZED)  OPERATIONS  INCOME)    GAINS)   BUTIONS    PERIOD    (%)*
-------------------------------------------------------------------------------------------------------------------------------
GEORGIA MUNICIPAL BOND CLASS A (1)
               10/31/03(2)        $   10.18   $   0.30   $   0.10   $   0.40   $   0.30  $   0.06  $   0.36  $   10.22    3.99
               10/31/04(2)            10.22       0.28       0.08       0.36       0.28      0.14      0.42      10.16    3.56
               10/31/05               10.16       0.28      (0.31)     (0.03)      0.28      0.01      0.29       9.84   (0.25)
               10/31/06                9.84       0.27       0.05       0.32       0.27      0.04      0.31       9.85    3.40
               10/31/07                9.85       0.23      (0.05)      0.18       0.26      0.05      0.31       9.72    1.77
-------------------------------------------------------------------------------------------------------------------------------
GEORGIA MUNICIPAL BOND CLASS I (1)
               10/31/03(2)            10.18       0.32       0.10       0.42       0.32      0.06      0.38      10.22    4.27
               10/31/04(2)            10.22       0.30       0.08       0.38       0.30      0.14      0.44      10.16    3.82
               10/31/05               10.16       0.31      (0.31)        --^      0.31      0.01      0.32       9.84    0.00
               10/31/06                9.84       0.30       0.05       0.35       0.30      0.04      0.34       9.85    3.66
               10/31/07                9.85       0.30      (0.06)      0.24       0.30      0.05      0.35       9.74    2.46
-------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE CLASS A (3)
               10/31/03                8.94       0.02       2.88       2.90       0.05        --      0.05      11.79   32.57
               10/31/04               11.79       0.08       2.11       2.19       0.02        --      0.02      13.96   18.58
               10/31/05               13.96      (0.11)      2.79       2.68       0.06      0.63      0.69      15.95   19.78^^
               10/31/06               15.95      (0.01)      2.01       2.00         --      2.18      2.18      15.77   13.87
               10/31/07               15.77       0.07       3.84       3.91         --      0.95      0.95      18.73   25.87
-------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE CLASS C (3)
               10/31/03                8.88      (0.06)      2.87       2.81         --        --        --      11.69   31.64
               10/31/04               11.69      (0.02)      2.09       2.07         --^       --        --      13.76   17.72
               10/31/05               13.76      (0.20)      2.73       2.53         --      0.63      0.63      15.66   18.86^^
               10/31/06               15.66      (0.12)      1.97       1.85         --      2.18      2.18      15.33   13.09
               10/31/07               15.33      (0.05)      3.71       3.66         --      0.95      0.95      18.04   24.93
-------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE CLASS I (3)
               10/31/03                8.96       0.04       2.89       2.93       0.07        --      0.07      11.82   32.85
               10/31/04               11.82       0.11       2.12       2.23       0.03        --      0.03      14.02   18.94
               10/31/05               14.02      (0.04)      2.77       2.73       0.10      0.63      0.73      16.02   20.02^^
               10/31/06               16.02       0.03       2.02       2.05   -^            2.18      2.18      15.89   14.18
               10/31/07               15.89       0.16       3.85       4.01   -^            0.95      0.95      18.95   26.36


The accompanying notes are an integral part of the financial statements.


                                                                                  Financial Highlights



                                         RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------

                                                                             RATIO OF NET
                                                 RATIO OF                     INVESTMENT
                                                 EXPENSES                    INCOME (LOSS)
                                RATIO OF        TO AVERAGE                    TO AVERAGE
                                EXPENSES        NET ASSETS    RATIO OF NET    NET ASSETS
                               TO AVERAGE         BEFORE       INVESTMENT       BEFORE
                  RATIO OF     NET ASSETS       VOLUNTARY        INCOME        VOLUNTARY       PORTFOLIO
NET ASSETS AT   EXPENSES TO     BEFORE           EXPENSE        (LOSS) TO       EXPENSE         TURNOVER
END OF PERIOD   AVERAGE NET  CUSTODIAN FEE      REIMBURSE-     AVERAGE NET     REIMBURSE-         RATE
(000 OMITTED)    ASSETS (%)  CREDITS (%)**    MENTS (%)***      ASSETS (%)     MENTS (%)***        (%)
--------------------------------------------------------------------------------------------------------
$    680          1.09          1.09              1.09            2.88             2.88            41
     691          1.04          1.04              1.04            2.74             2.74             4
     739          1.06          1.06              1.06            2.81             2.81            15
     653          1.13          1.13              1.13            2.80             2.80            16
     587          1.53          1.54              1.54            2.35             2.35            19

  54,943          0.84          0.84              0.84            3.16             3.16            41
  61,690          0.79          0.79              0.79            2.99             2.99             4
  54,231          0.81          0.81              0.81            3.06             3.06            15
  42,514          0.88          0.88              0.88            3.05             3.05            16
  32,900          0.81          0.81              0.81            3.07             3.07            19

   3,356          1.35          1.35              1.60           (0.03)           (0.28)           45
   6,121          1.35          1.35              1.44            0.56             0.47            31
   4,538          1.34          1.34              1.35           (0.74)           (0.75)           53
   4,169          1.35          1.35              1.38           (0.05)           (0.08)           35
  23,604          1.55          1.55              1.59            0.38             0.42            33

   4,013          2.10          2.10              2.35           (0.81)           (1.06)           45
   6,330          2.10          2.10              2.19           (0.19)           (0.28)           31
   9,040          2.09          2.09              2.10           (1.33)           (1.34)           53
   9,425          2.10          2.10              2.13           (0.79)           (0.82)           35
  13,321          2.16          2.17              2.20           (0.30)           (0.27)           33

  45,420          1.10          1.10              1.35            0.21            (0.04)           45
  65,864          1.10          1.10              1.19            0.81             0.72            31
  86,367          1.09          1.09              1.10           (0.30)           (0.31)           53
  83,935          1.10          1.10              1.13            0.19             0.16            35
 104,614          1.00          1.00              1.03            0.92             0.95            33

*    TOTAL RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET
     ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL
     DISTRIBUTIONS AT NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE
     LAST DAY OF THE PERIOD. NEITHER AN INITIAL SALES CHARGE OR A CDSC IS
     REFLECTED IN THE CALCULATION OF TOTAL RETURN. TOTAL RETURNS WOULD HAVE BEEN
     LOWER IN APPLICABLE YEARS WHERE THE ADVISOR HAD NOT WAIVED A PORTION OF ITS
     FEE.
**   THE RATIOS DO NOT INCLUDE A REDUCTION OF EXPENSES FOR CUSTODIAN FEE CREDITS
     ON CASH BALANCES MAINTAINED WITH THE CUSTODIAN.
***  EXPENSE REDUCTIONS ARE COMPRISED OF THE CONTRACTUAL AND VOLUNTARY EXPENSE
     REIMBURSEMENTS DESCRIBED IN NOTE (3).
^    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
^^   TOTAL RETURNS WOULD HAVE BEEN 19.48%, 18.56% AND 19.72% FOR THE CLASS A,
     CLASS C AND CLASS I SHARES, RESPECTIVELY, WITHOUT THE PAYMENT BY AFFILIATE
     -- SEE NOTE (3).
(1)  INFORMATION PRIOR TO MAY 5, 2007 IS BASED ON THE PREDECESSOR SYNOVUS
     GEORGIA MUNICIPAL BOND FUND.
(2)  PER SHARE NET INVESTMENT INCOME (LOSS) AND NET REALIZED AND UNREALIZED
     GAINS (LOSSES) CALCULATED WITHOUT THE USE OF AVERAGE SHARES.
(3)  INFORMATION PRIOR TO MAY 5, 2007 IS BASED ON THE PREDECESSOR SYNOVUS MID
     CAP VALUE FUND.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                              19



Notes to Financial Statements

(1) ORGANIZATION
Both Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds, (collectively, "Funds") are two of fourteen separate series of Sentinel Group Funds, Inc. (the "Company"), which is an open-end investment company registered under the Investment Company Act of ~ 3~ and continuously offers its shares to investors. The other twelve of fourteen series of the Company will be reported separately. Effective at the close of market on May 3, 2007, the Synovus Georgia Municipal Bond and Synovus Mid Cap Value Fund, each series of The Advisors' Inner Circle Fund, reorganized into the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Fund, respectively, which had no operations prior to the reorganization. Both Funds are non-diversified. Both Funds offer Class A and Class I shares and the Sentinel Mid Cap Value Fund also offers Class C shares. Sentinel Asset Management, Inc. ("SAMI") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both SAMI and SFSC are subsidiaries of NLV Financial Corporation.

(2) SIGNIFICANT ACCOUNTING POLICIES
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. SECURITY VALUATION
Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange ("NYSE"), normally 4:00p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's pricing time but after the close of the securities' primary markets, will be fair valued under procedures adopted by the Funds' board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision. Short-term securities maturing in -~ days or less are valued at cost plus accrued interest earned, which approximates market value. Money market securities are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157 - Fair Value Measurements, that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Fund management has elected to adopt FASB 157 beginning with the fiscal year ended November 30, 2008. Adoption of this rule would have no significant impact on the Fund's financial statements for this annual period.

B. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME
Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

     (1) when trades occur on a day that happens to coincide with the end of a quarterly financial reporting period; or

     (2) on occasion, if Sentinel Administrative Services, Inc. ("SASI"), the Funds' administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income.

C. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for a distribution reclass between tax-exempt and ordinary income and foreign currency transactions. Reclassifications were made to reflect these differences as of October 31, 2007.

                                          ACCUMULATED
                                         UNDISTRIBUTED
                                          NET REALIZED
                                         GAIN (LOSS) ON
                      ACCUMULATED          INVESTMENTS
                     UNDISTRIBUTED         AND FOREIGN
                     NET INVESTMENT         CURRENCY             PAID-IN
SENTINEL FUND        INCOME (LOSS)        TRANSACTIONS           CAPITAL
--------------------------------------------------------------------------------
Georgia                  $2,525             $(2,525)                --
Municipal Bond
Mid Cap Value            (3,170)              3,170                 --

D. FEDERAL INCOME TAXES
Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute all of its taxable income to its shareholders, relieving it of any federal excise tax or income tax liability. In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At implementation, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. The effects of implementing FASB Interpretation No. 48, if any, are currently being evaluated by Fund management and will be reflected in the net asset value calculations beginning November 1, 2007 and disclosed in the November 30, 2007 annual financial statements of the Funds.

E. FOREIGN CURRENCY TRANSLATIONS
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

     (1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

     (2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

F. FORWARD FOREIGN CURRENCY CONTRACTS
Sentinel Mid Cap Value Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund's risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities.

G. REPURCHASE AGREEMENTS
Both Funds may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Notes to Financial Statements

H. OPTIONS
When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no option transactions during the year ended October 31, 2007.

I. LINE OF CREDIT
The Company has obtained access to an unsecured line of credit of up to $20,000,000 from State Street Bank (SSB) for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 0.50%. In addition, a commitment fee of 0.10% of the unused balance is paid annually to the custodian bank. At October 31, 2007, neither Fund had an outstanding balance against this line of credit.

J. SECURITIES LENDING
Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund's portfolio before taking into account the securities on loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is retained by the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund's best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations. At October 31, 2007 the following Fund had securities on loan:

                                  MARKET VALUE              MARKET VALUE
SENTINEL FUND                  LOANED SECURITIES             COLLATERAL
--------------------------------------------------------------------------------
Mid Cap Value                    $33,384,709                $33,666,307

K. OTHER
Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution, blue sky registration, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

In compliance with the Securities and Exchange Commission Rule 22c-2, the Funds have implemented redemption fees, to be retained by the affected Funds, to recoup direct and indirect costs incurred as a result of short-term trading strategies, such as market timing. All Fund share classes of the Georgia Municipal Bond and Mid Cap Value are subject to short-term trading fees of 1% on shares held 15 calendar days or less.

(3) MANAGEMENT ADVISORY AGREEMENTS
For the period from November 1, 2006 to May 4, 2007, the Funds' predecessors had advisory agreements with Synovus Investment Advisors, Inc. ("SIA"). Under the terms of these agreements, the Funds paid SIA annual fees equal to 0.45% of the average daily net assets for the Synovus Georgia Municipal Bond Fund and 0.75% of the average daily net assets for the Synovus Mid Cap Value Fund. SIA had voluntarily agreed to waive fees and/or reimburse expenses so that the annual operating expenses were no more than 1.00% for the Synovus Georgia Municipal Bond Fund Institutional Class shares, 1.25% for the Synovus Georgia Municipal Bond Fund Class A shares, 1.10% for the Synovus Mid Cap Value Fund Institutional Class shares, 1.35% for the Synovus Mid Cap Value Fund Class A shares and 2.10% for the Synovus Mid Cap Value Fund Class B and Class C shares. These voluntary waivers were effectively terminated with the reorganizations on May 4, 2007.

During the fiscal year ended October 31, 2005, the Synovus Mid Cap Value Fund was reimbursed by SIA and Steinberg Asset Management, LLC, the Fund's advisor and sub-advisor, for losses incurred of $269,330 due to the purchase of shares in three large-capitalized securities when the Fund held less than 80% of its net assets in mid-capitalized securities, which was in violation of applicable Securities and Exchange Commission (SEC) rules.

                                                   Notes to Financial Statements

Pursuant to an Investment Advisory Agreement ("Advisory Agreement") amended May 4, 2007, SAMI provides general supervision of the Funds' investments. Under the Advisory Agreement, each Fund pays SAMI a monthly fee based on the annual rates shown.

                              ADVISORY FEE             AVERAGE DAILY
SENTINEL FUND                     RATE                   NET ASSETS
--------------------------------------------------------------------------------
Georgia Municipal Bond           0.45%            First $1 billion
                                 0.40%            Next $1 billion
                                 0.35%            In excess of $2 billion
--------------------------------------------------------------------------------
Mid Cap Value                    0.75%            First $500 million
                                 0.65%            Next $300 million
                                 0.60%            Next $200 million
                                 0.50%            Next $1 billion
                                 0.40%            In excess of $2 billion

With respect to Sentinel Georgia Municipal Bond Fund, SAMI has entered into a sub-advisory agreement with GLOBALT, Inc. Pursuant to such agreement, GLOBALT provides SAMI with a continuous investment program consistent with the Fund's investment objectives and policies. SAMI compensates GLOBALT for the sub-advisory services.

With respect to Sentinel Mid Cap Value Fund, SAMI has entered into a sub-advisory agreement with Steinberg Asset Management, LLC. Pursuant to such agreement, Steinberg provides SAMI with a continuous investment program consistent with the Fund's investment objectives and policies. SAMI compensates Steinberg for the sub-advisory services.

(4) DISTRIBUTION PLANS
For the period from November 1, 2006 to May 4, 2007, the Funds' predecessors each had in effect a Service and Distribution plan pursuant to Rule 12b-1 under the 1940 Act. These Plans authorized payments by the Funds in connection with the distribution of their shares at an annual rate up to 0.25% of each Fund's Class A share average daily net assets and 1.00% of Synovus Mid Cap Value Fund's Class B and Class C share average daily net assets. The Institutional Class shares did not pay distribution fees.

Effective May 5, 2007 the Funds adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act, for their Class A shares and in the case of the Sentinel Mid Cap Value Fund, their Class C shares. In each case, the Plans reimburse SFSC for expenses actually incurred.

Under the plans applicable to the Class A shares of the Funds, the Sentinel Georgia Municipal Bond Fund pays SFSC a monthly fee at the maximum annual rate of 0.20% of average daily net assets and the Sentinel Mid Cap Value Fund pays SFSC a monthly fee at the maximum annual rate of 0.30% of average daily net assets. Such fees are used to reimburse SFSC for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund.

Under the plans applicable to Sentinel Mid Cap Value Fund Class C shares, the Fund pays to SFSC a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which 0.75% is distribution fee and 0.25% service fee.

Such fees are used to reimburse SFSC for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee will be applied to recover the initial sales commission of 1.00% paid by SFSC to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or service fees.

The Class I shares do not pay distribution fees.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc. The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results.

The Distributor has advised the Funds that it received sales charges aggregating $170,935 for the period from May 5, 2007 through October 31, 2007. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $15 after allowances of $6,998 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $163,922 to other investment dealers. During this same period, the Distributor advised the Funds that it received no contingent deferred sales charges from certain redemptions of Class A shares, $99 in contingent deferred sales charges from redemptions of Class C shares and no contingent deferred sales charges from redemptions of Class I shares.

(5) FUND SERVICES AGREEMENT
For the period from November 1, 2006 to May 4, 2007, the Funds' predecessors had in effect an Administration Agreement under which the Administrator, SEI Investments Global Funds Services, provided management and administrative services to the Funds for an annual fee equal to the higher of $100,000 per Fund plus $15,000 per class or that portion of each Fund's allocable share of the Funds' fee calculated as follows: 0.15% of the first $250 million, 0.125% of the next $250 million and 0.10% of any amount above $500 million of the Funds' average daily net assets. For purposes of making the Funds' administrative services fee calculation, the average daily net assets of the Synovus Intermediate-Term Bond Fund and Synovus Large Cap Core Equity were aggregated with the average daily net assets of the Synovus Georgia Municipal Bond Fund and Synovus Mid Cap Value Fund.

Notes to Financial Statements

For the period from May 5, 2007 to June 6, 2007, pursuant to the Fund Services Agreement with Sentinel Administrative Services, Inc. ("SASI", a subsidiary of
SAMI), the Funds received administration and transfer agent services. On and effective June 7, 2007, the Board of Directors approved the termination of the Fund Services Agreement between the Funds and SASI and the execution of two new agreements between the Funds and SASI, an Administration Agreement and a Transfer and Dividend Disbursing Agent Agreement. The Administration Agreement has terms similar to those relating to administration in the prior Fund Services Agreement, but amends the compensation provisions to provide that the Funds pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company's aggregate average daily net assets; 0.035% of the next $3 billion of the Company's aggregate average daily net assets and 0.0325% of the Company's aggregate average daily net assets in excess of $7 billion. The Transfer and Dividend Disbursing Agent Agreement has terms similar to those relating to transfer agent services in the prior Fund Services Agreement, but also provides that the Funds may reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities who provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors. The currently approved policy would allow such reimbursement at an annual rate of 0.17% of a Fund's average daily net assets. Fees paid by Sentinel Georgia Municipal Bond Fund and Sentinel Mid Cap Value Fund to SASI for the period from May 5, 2007 to October 31, 2007 were $51,367.

(6) DIRECTORS FEES
Each Director who is not an affiliate of SAMI receives an annual fee from the Company of $25,000 plus $2,450 for each meeting attended. The Lead Independent Director is paid an additional $16,000 annual fee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

(7) INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short term obligations) for the period ended October 31,2007 were as follows:

                  PURCHASES     PURCHASES     SALE OF       SALE OF U.S.
                  OF OTHER      OF U.S.       OTHER         GOVERNMENT
                  THAN U.S.     GOVERNMENT    THAN U.S.     DIRECT AND
                  GOVERNMENT    DIRECT AND    GOVERNMENT    AGENCY
                  DIRECT AND    AGENCY        DIRECT AND    OBLIGATIONS
                  AGENCY        OBLIGATIONS   AGENCY
                  OBLIGATIONS                 OBLIGATIONS
--------------------------------------------------------------------------------
Georgia           $7,500,703      $  --       $16,152,112      $  --
Municipal
Bond*
--------------------------------------------------------------------------------
Mid Cap           40,701,683         --        52,105,723         --
Value**
--------------------------------------------------------------------------------

* Information prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund.

** Information prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

(8) FUND SHARES
At October 31 ,2007, 2.55 billion shares of one cent par value were authorized for the Company. The following is the breakdown of the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds per class of shares:

AUTHORIZED SHARES AT OCTOBER 31, 2007
CLASS A SHARES                                  AUTHORIZED SHARES
  Georgia Municipal Bond                           40,000,000
  Mid Cap Value                                    40,000,000
CLASS C SHARES
  Mid Cap Value                                    40,000,000
CLASS I SHARES
  Georgia Municipal Bond                           40,000,000
  Mid Cap Value                                    40,000,000

                                                   Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.


                                                                      SHARES ISSUED                        NET INCREASE
                                                     SHARES ISSUED   IN REINVESTMENT                        (DECREASE)
                                                        IN FUND      OF DIVIDENDS AND       SHARES           IN SHARES
                                    SHARES SOLD     REORGANIZATIONS    DISTRIBUTIONS      REACQUIRED        OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 10/31/07
Georgia Municipal Bond - A*            1,869             --                   658            8,373             (5,846)
Georgia Municipal Bond - I*          248,448             --                 1,134        1,189,984           (940,402)
Mid Cap Value - A**                  999,679          383,877***           13,179          139,175          1,257,560
Mid Cap Value - A***                    --               --                  --            261,428           (261,428)
Mid Cap Value - B**                   18,094             --                22,034           31,733              8,395
Mid Cap Value - B***                    --               --                  --            397,041            397,041)
Mid Cap Value - C**                  198,140             --                31,711          106,250            123,601
Mid Cap Value - I**                1,154,946          259,075***          100,081        1,276,069            238,033

YEAR ENDED 10/31/06
Georgia Municipal Bond - A             1,367             --                 1,360           11,499             (8,772)
Georgia Municipal Bond - I           524,176             --                   165        1,719,135         (1,194,794)
Mid Cap Value - A                     40,711             --                34,500           95,548            (20,337)
Mid Cap Value - B                     22,647             --                55,355           90,034            (12,032)
Mid Cap Value - C                    177,597             --                76,067          216,032             37,632
Mid Cap Value - I                    984,429             --               235,188        1,330,065           (110,448)




* Information prior to May 5,2007 is based on the predecessor Synovus Georgia Municipal Bond Fund.

** Information prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

*** Synovus Mid Cap Value Fund Class A shareholders were issued Sentinel Mid Cap Value Class I shares and Synovus Mid Cap Value Class B shareholders were issued Sentinel Mid Cap Value Class A shares in a reorganization effective as of the close of the New York Stock Exchange on May 4, 2007~.

(9) DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the fiscal period ended October 31, 2007 was as follows:


                              ORDINARY    TAX-EXEMPT    LONG TERM     RETURN OF
FUND                          INCOME        INCOME     CAPITAL GAIN    CAPITAL      TOTAL
-------------------------------------------------------------------------------------------
Georgia Municipal Bond        $ 8,822     $1,224,224    $198,153        $ --     $1,431,199
-------------------------------------------------------------------------------------------
Mid Cap Value                  22,294         --       6,137,011          --      6,159,305

The tax character of distributions paid during the fiscal period ended October 31, 2006 was as follows:

                              ORDINARY    TAX-EXEMPT       LONG TERM     RETURN OF
FUND                           INCOME      INCOME        CAPITAL GAIN     CAPITAL      TOTAL
-----------------------------------------------------------------------------------------------
Georgia Municipal Bond       $    5,732  $1,499,721      $   247,603      $ --      $ 1,753,056
-----------------------------------------------------------------------------------------------
Mid Cap Value                 1,264,021       --          13,343,900        --       14,607,921


As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                            CURRENTLY
                                                           DISTRIBUTABLE
                              CURRENTLY                      LONG TERM
                            DISTRIBUTABLE     CURRENTLY       CAPITAL
                          (OVERDISTRIBUTED) DISTRIBUTABLE     GAIN OR           UNREALIZED
                              ORDINARY       TAX-EXEMPT     CAPITAL LOSS       APPRECIATION
FUND                           INCOME          INCOME        CARRYOVER        (DEPRECIATION)
--------------------------------------------------------------------------------------------
Georgia Municipal Bond       $     (159)        $ --        $   163,590        $   181,106
--------------------------------------------------------------------------------------------
Mid Cap Value                 1,058,080           --         12,965,221         36,794,715


(10) SUBSEQUENT EVENTS
Following October 31, 2007, the shared fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds was changed from October 31st to November 30th and both Funds will be included in the November 30, 2007 Annual Report with the other series of Sentinel Group Funds, Inc.

In November 2007, the Funds' Advisor elected to temporarily suspend participation in the Securities Lending program.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SENTINEL GROUP FUNDS, INC.
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Georgia Municipal Bond Fund (formerly Synovus Georgia Municipal Bond Fund) and Sentinel Mid Cap Value Fund (formerly Synovus Mid Cap Value Fund), constituting part of the Sentinel Group Funds, Inc. (hereafter referred to as the "Funds") at October 31, 2007, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended October 31, 2005 were audited by other independent accountants whose report dated December 22, 2005, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

Actual and Hypothetical Expenses for Comparison Purposes
(UNAUDITED)
EXAMPLE
As a shareholder of one or more of the Sentinel Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 05/01/07 through 10/31/07.

ACTUAL EXPENSES
The first line of each share class in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 05/01/07 through 10/31/07" to estimate the expenses you paid on your account during this period.

CERTAIN ACCOUNT FEES AND MINIMUM ACCOUNT SIZE
Certain accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period and the actual expenses for the period will be higher. Due to the expense of maintaining accounts with small balances, SASI reserves the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

MISCELLANEOUS RECURRING FEES
Retirement Custodial Accounts
  Annual Custodial Fee per Social Security Number            $15.00
  Closeout Fee per Account                                   $15.00
  Transfer of Assets per Transaction                         $25.00

Service Fees
  Express Mail Deliveries                                    $15.00
  Federal Funds Wire                                         $20.00
  Bounced check-writing checks                               $25.00
  Bounced check received for deposit                         $25.00


RECURRING FEES FOR SERVICES FOR EMPLOYEE BENEFIT PLANS
The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each share class in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown should be decreased and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses
(UNAUDITED)

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expense data is contained in the following pages.

                                                             TOTAL       BEGINNING       ENDING         ANNUALIZED  EXPENSES PAID
                                          TOTAL RETURN       RETURN      ACCOUNT VALUE   ACCOUNT VALUE  EXPENSE     FROM 05/01/07
SENTINEL FUND               FUND CLASS    DESCRIPTION        PERCENTAGE  05/01/07        10/31/07       RATIO     THROUGH 10/31/07*
------------------------------------------------------------------------------------------------------------------------------------
GEORGIA MUNICIPAL BOND (1)
                            A SHARES      Actual             1.19        $1,000.00       $1,011.88       1.53        $7.76
                                          Hypothetical+      1.75         1,000.00        1,017.49       1.53         7.78
------------------------------------------------------------------------------------------------------------------------------------
                            I SHARES      Actual             1.74         1,000.00        1,017.43       0.81         4.12
                                          Hypothetical+      2.11         1,000.00        1,021.12       0.81         4.13
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE (2)
                            A SHARES      Actual             7.34        $1,000.00        1,073.35       1.55         8.10
                                          Hypothetical+      1.74         1,000.00        1,017.39       1.55         7.88
------------------------------------------------------------------------------------------------------------------------------------
                            C SHARES      Actual             7.00         1,000.00        1,069.99       2.16        11.27
                                          Hypothetical+      1.43         1,000.00        1,014.32       2.16        10.97
------------------------------------------------------------------------------------------------------------------------------------
                            I SHARES      Actual             7.61         1,000.00        1,076.09       1.00         5.23
                                          Hypothetical+      2.02         1,000.00        1,020.16       1.00         5.09
------------------------------------------------------------------------------------------------------------------------------------


* EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO FOR THE SHARE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR (184)/365 (OR 366).
+    HYPOTHETICAL ASSUMES A 5.00% ANNUAL RETURN LESS EXPENSES FOR THE PERIOD.
(1) INFORMATION PRIOR TO MAY 5, 2007 IS BASED ON THE PREDECESSOR SYNOVUS GEORGIA MUNICIPAL BOND FUND.
(2) INFORMATION PRIOR TO MAY 5, 2007 IS BASED ON THE PREDECESSOR SYNOVUS MID CAP VALUE FUND.

                                       Information and Services for Shareholders

FEDERAL TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS
(UNAUDITED)
Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2007. The information required to complete your income tax returns for the calendar year will be sent to you in January 2008.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. The dividends paid by the Sentinel Georgia Municipal Bond Fund from their net investment income is 99.49% tax-exempt for Federal income tax purposes.

                                  DIVIDENDS       QUALIFIED        LONG-TERM
                                   RECEIVED        DIVIDEND       CAPITAL GAIN
FUND                              DEDUCTION         INCOME        DISTRIBUTIONS
--------------------------------------------------------------------------------
Georgia Municipal Bond                0%              0%           $  198,153
--------------------------------------------------------------------------------
Mid Cap Value                       100%            100%            6,137,011

PORTFOLIO PROXY VOTING GUIDELINES AND VOTING RECORD
Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND
(3863).

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and maybe reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

HOW TO CONTACT SENTINEL
BY TELEPHONE
Getting in touch with Sentinel Administrative Services, Inc.
("Sentinel") is as easy as making a telephone call, or going on the internet.

You can contact Sentinel 24 hours a day by calling 1-800-282-FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor services representative, or access OnCall 24, Sentinel's account interaction service.

The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

OVER THE INTERNET
If you prefer, you may access Sentinel service and account information on the internet at www.sentinelinvestments.com. You'll find complete information about Sentinel products, services, performance and prices.

BY MAIL
Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

POSTAL DELIVERIES:                        EXPRESS DELIVERIES:
Sentinel Investments                      Sentinel Investments
P.O. Box 1499                             One National Life Drive
Montpelier, VT 05601-1499                 Montpelier, VT 05601

HOW TO INVEST
To open a new account. Complete the application in the prospectus which also contains additional information about the Funds.

TO ADD SHARES
You may add shares to the same fund you own by sending a check payable to the Sentinel Funds directly to Sentinel.

TO INVEST AUTOMATICALLY
Sentinel offers a number of ways to invest automatically. To transfer money periodically from your checking or savings account into any Sentinel Fund:

     o Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of 1,000 within two years. (Sentinel Conservative Allocation Fund Automatic Investment Plan minimums: $100. Special requirements apply to S shares of Sentinel Short Maturity Government Fund. See the prospectus.)

     o    Decide the frequency of your investment

     o shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.

     o You can also choose to have the amount of your Automatic Investment Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

TO DOLLAR COST AVERAGE
When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you "dollar cost average." This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:

     o Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.

     o    Allow at least one month for your first transfer to be made.

TO INVEST BY TELEPHONE
The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment Service:

     o    Complete the Telephone Investment Service section of the Application.

     o You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel.

TO INVEST ON THE INTERNET
To invest with Sentinel over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you'll find there.

THE GOVERNMENT DIRECT DEPOSIT PRIVILEGE
The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

PAYROLL SAVINGS PLAN
The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel, with your employer's payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

HOW TO EXCHANGE SHARES AMONG SENTINEL FUNDS TO MAKE A TELEPHONE EXCHANGE Call Sentinel before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

     o There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a Fund you already own.

     o No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel Fund.

     o New assets must remain in an account for a minimum of 15 or 30 days before they can be exchanged to another fund. Refer to the Prospectus for short term trading restrictions.

     o    Accounts must be identically registered.

TO EXCHANGE ON THE INTERNET
To exchange shares over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

TO MAKE A MAIL EXCHANGE
Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

TO MAKE SYSTEMATIC EXCHANGES
You may ask to have shares liquidated in one Sentinel Fund and purchased in one or more other Sentinel Funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

HOW TO MAKE CHANGES
REGISTRATION
Call Sentinel for instructions.

ADDRESS
Call Sentinel - or complete the address change section on the back of your account statement and return in the post paid return envelope. You may also change your address over the internet at www.sentinelinvestments.com.

THE REINSTATEMENT PRIVILEGE
If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 90 days at no sales charge.

HOW TO REDEEM SHARES BY TELEPHONE Call Sentinel before the close of business on any day the New York Stock Exchange is open to redeem shares at that day's closing net asset value.

TO REDEEM ON THE INTERNET
To redeem shares over the internet, simply access your account on our website at www.sentinelinvestments.com and follow the easy instructions you'll find there. Note that all transaction requests made in good order after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

BY SYSTEMATIC WITHDRAWAL PLAN
A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).

     o Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.
     o For retirement accounts for which Sentinel is agent for the custodian, Systematic Withdrawal Plans based on a life expectancy or fixed percentage are available.

OTHER SERVICES, FEATURES AND INFORMATION
CLASS I SHARES
Class I shares are only available to eligible investors. In addition, not all of the account and investment options described here are available for Class I shares. Refer to the prospectus or call Sentinel for more information about Class I shares.

AUTOMATIC REINVESTMENT
Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel Fund.

DISTRIBUTIONS
You may receive distributions in cash (check), or have them deposited directly to your bank account.

RETIREMENT ACCOUNTS
Most Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Sentinel. Sentinel as agent provides for the following types of accounts invested in the Sentinel Funds:

     o    Individual Retirement Accounts (IRAs)
     o    SIMPLE IRAs
     o    403(b)(7) Plans
     o    Roth IRAs
     o    Roth Conversion IRAs
     o    Coverdell ESA
     o    SEP IRAs

CONFIRMATIONS
Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

PORTFOLIO STATEMENTS
The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

     o    You will receive your Portfolio Statement quarterly
     o You will receive a statement in January which summarizes all account activity for the prior year.

AVERAGE COST BASIS STATEMENTS
Average cost basis statements are available for certain types of accounts. Call Sentinel for information.

CALCULATING THE VALUE OF YOUR ACCOUNT
Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. Your Fund's NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Sentinel for your account balance information.

GET ELECTRONIC DELIVERY OF FUND DOCUMENTS WITH E-DELIVERY.
Choosing e-Delivery will enable you to receive fund documents electronically via email - and help reduce the paper usage, printing and postage costs which contribute to overall Fund expenses. You will also receive your Sentinel Fund documents earlier than you would by mail. You will be notified by email when the items you've selected for e-Delivery are available. To enroll, log onto www.sentinelinvestments.com, go to "Shareholder Center," and follow the prompts. Or, call Sentinel at 1-800-282-3863.

WOULD YOU LIKE TO SEND A CONFIDENTIAL COMMENT TO THE SENTINEL FUNDS CHIEF COMPLIANCE OFFICER?
Go to www.sentinelinvestments.com, choose the "Contact Sentinel" tab near the top of the page, then the "Submit a confidential comment to Sentinel's Chief Compliance Officer" link in the left-hand column of the page, and follow the prompts.

Board Approval of Investment Advisory Agreements

The Sentinel Group Funds, Inc. Board of Directors considered the approval of the advisory agreement and subadvisory agreements for Sentinel Georgia Municipal Bond Fund and Sentinel Mid Cap Value Fund at a meeting held on December 7, 2006. During this review, it considered all factors believed relevant, including the performance of the Funds as compared to that of similar mutual funds not managed by Sentinel Asset Management, Inc., the investment advisor to the Funds, GLOBALT, Inc., the investment subadvisor to the Sentinel Georgia Municipal Bond Fund, or Steinberg Asset Management, LLC, the investment subadvisor to the Sentinel Mid Cap Value Fund; the nature, extent and quality of services to be rendered by Sentinel Asset Management, Inc. and its affiliates; revenue to be received by Sentinel Asset Management, Inc. from the Sentinel Funds; the costs to be borne by, and pro forma profitability of, Sentinel Asset Management, Inc. and its affiliates in providing services to the Sentinel Funds; pro forma Sentinel Fund advisory fees and Class A share expenses; the extent to which economies of scale would be realized as the Sentinel Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the professional experience and qualifications of Sentinel Asset Management, Inc.'s, GLOBALT, Inc.'s and Steinberg Asset Management, LLC's investment personnel; and the terms of the proposed advisory and sub-advisory agreements.

ADVISOR PERSONNEL AND INVESTMENT PROCESS
At the December meeting, the Board noted that each of the proposed portfolio managers was well qualified with significant investment experience. The Board also discussed with Megan Busby and Michael Steinberg their investment process and management style.

FUND PERFORMANCE
The Board reviewed the investment performance of the predecessor Synovus Mid Cap Value Fund and Synovus Georgia Municipal Bond Fund, noting the relatively attractive performance of the Synovus Mid Cap Value Fund and the proposed change in portfolio managers for the Sentinel Georgia Municipal Bond Fund.

ADVISORY FEES AND EXPENSES
The Board discussed the pro forma management fee and expense ratios of the Sentinel Funds, noting that each Sentinel Fund's advisory fee schedule included the use of breakpoints.

PROFITABILITY
The Board reviewed information prepared by Sentinel Asset Management, Inc., calculated on a pro forma basis, regarding the projected profitability to Sentinel Asset Management, Inc. of its advisory relationship with each Sentinel Fund as well as the overall profitability to Sentinel Asset Management, Inc. and its affiliates.

ECONOMIES OF SCALE
The Board considered whether there could be economies of scale with respect to the management of the Sentinel Funds, and whether the Sentinel Funds would appropriately benefit from any available economies of scale. The Board noted that the proposed advisory agreement included an advisory fee breakpoint schedule. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding the advisory agreement, that the extent to which economies of scale were shared with the Sentinel Funds supported the advisory agreement.

CONCLUSION
The Board considered Sentinel Asset Management, Inc., GLOBALT, Inc. and Steinberg Asset Management, LLC to be experienced asset management firms. After deliberations by the Board's Independent Directors without the presence of employees of Sentinel Asset Management, Inc. or its affiliates, the Board, including the Independent Directors, approved the proposed advisory and subadvisory agreements, subject to any required shareholder approval, concluding that the proposed advisory and subadvisory agreements were reasonable in relation to the services to be provided and that it was in the best interests of each Sentinel Fund.

                                                                       Directors


The same 10 persons serve as Directors of Sentinel Group Funds, Inc. Their names and other information about the nine independent Directors are set forth below.

                             POSITION AND                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AGE            LENGTH OF TIME SERVED*      DURING PAST FIVE YEARS                         PUBLIC DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
JOHN D. FEERICK (71)          Director, since 1984        Fordham University School of Law - Professor   Wyeth (pharmaceutical
140 West 62nd Street                                      of Law, since 1982; Dean, from 1982~ to 2002;  company) - Director,
New York, New York 10023                                  NYS Ethic's Commission, since 2007; NYS        since 1987; Group
                                                          Commission on Judicial Elections, since 2003;  Health Incorporated -
                                                          Special Master of Family Homelessness in       Director, since 1999
                                                          NYC - from 2003 to 2005; Judicial Referee on
                                                          School Funding - 2004
--------------------------------------------------------------------------------------------------------------------------------
KENISTON P. MERRILL (71)      Director, since 1987;       Retired - Formerly Advisor Chair and Chief     Mary Hitchcock
National Life Drive           Chair, 1990-1997            Executive Officer                              Memorial Hospital -
Montpelier, Vermont 05304                                                                                Trustee, 1995-2005;
                                                                                                         Dartmouth Hitchcock
                                                                                                         Alliance - Trustee,
                                                                                                         1995-2005
--------------------------------------------------------------------------------------------------------------------------------
DEBORAH G. MILLER (58)        Director, since 1995        Ascendent Systems (a voice and messaging       Libby Glass - Director,
National Life Drive                                       systems company) - Chief Executive Officer,    since 2003; Wittenberg
Montpelier, Vermont 05604                                 since 2005; Enterprise Catalyst Group (a       University - Director
                                                          management consulting firm ) - Chief           since 1998
                                                          Executive Officer, since 2003; iCEO LLC
                                                          (an employment agency) - Chief Executive
                                                          Officer 2000 to 2003
--------------------------------------------------------------------------------------------------------------------------------
JOHN RAISIAN, PH.D. (58)      Director, since 1996        Hoover Institution at Stanford University -    None
Hoover Institution                                        Economist, since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA  94305-6010
--------------------------------------------------------------------------------------------------------------------------------
NANCY L. ROSE (48)            Director, since 2003        Massachusetts Institute of Technology -        CRA International, Inc.
National Life Drive                                       Professor of Economics, since 1985; National   (consulting firm) -
Montpelier, VT 05604                                      Bureau of Economic Research - Director of      Director, since 2004
                                                          Industrial Organization Research Program,
                                                          since 1990
--------------------------------------------------------------------------------------------------------------------------------
RICHARD H. SHOWALTER (60)     Director, since 2003; Lead  Dartmouth-Hitchcock Alliance and Mary          None
National Life Drive           Independent Director        Hitchcock Memorial Hospital - Senior Vice
Montpelier, VT 05604          since 2005                  President and Chief Financial Officer, since
                                                          1985; Dartmouth-Hitchcock Clinic - Senior Vice
                                                          President and Chief Financial Officer, since
                                                          1999; Dartmouth-Hitchcock Medical Center -
                                                          Treasurer, since 1995
--------------------------------------------------------------------------------------------------------------------------------
SUSAN M. STERNE (61)          Director, since 1990;       Economic Analysis Associates, Inc. -           None
5 Glen Court                  Audit, Compliance &         President, since 1979
Greenwich, CT 06830           Pricing Committee Chair,
                              since 2007
--------------------------------------------------------------------------------------------------------------------------------
ANGELA E. VALLOT (51)         Director, since 1996;       Vallot Consultants - President, since 2004;    None
370 Riverside Drive           Governance, Contracts &     Colgate-Palmolive Company (a consumer
Apt. 15E                      Nominating Chair, since     products company ) - Vice President - 2001
New York, NY 10025            2004                        to 2003; Texaco, Inc. (an integrated energy
                                                          company ) - Director of Diversity, 1997 to
                                                          2001


* Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after the Director attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.

Officers

The names of and other information relating to the two Directors who are officers and "interested persons" of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.


                             POSITION AND
                             LENGTH OF TIME                                                                      PUBLIC
NAME, ADDRESS, AGE           SERVED*                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS              DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
THOMAS H. MACLEAY (58)       Chair and Director,     National Life Holding Company (a mutual insurance holding   Sentinel
National Life Drive          since 2003; Chief       company) and National Life Insurance Company ("National     Variable
Montpelier, VT 05604         Executive Officer       Life") - Chairman of the Board, President and Chief         Products Trust
                             2003-2005               Executive Officer, since 2002; President and Chief          (6)
                                                     Operating Officer, 1996 to 2001; Sentinel Variable
                                                     Products Trust - Chairman, since 2004; Chief Executive
                                                     Officer, 2004 to 2005.
----------------------------------------------------------------------------------------------------------------------------------
CHRISTIAN W. THWAITES (49)   President, Chief        Advisor - President & Chief Executive Officer, since 2005;       None
National Life Drive          Executive Officer and   National Life - Executive Vice President, since 2005;
Montpelier, VT 05604         Director                Sentinel Variable Products Trust - President and Chief Executive
                             since 2005              Officer, since 2005; Sentinel Financial Services Company
                                                     ("SFSC") - Chief Executive Officer since 2005, President
                                                     2005 to 2006; Sentinel Administrative Services, Inc.
                                                     ("SASI") - President & Chief Executive Officer since 2005; Sentinel
                                                     Advisors Company ("SAC") and Sentinel Administrative
                                                     Services Company ("SASC") - President & Chief Executive
                                                     Officer 2005 to 2006; Skandia Global Funds - Chief Executive
                                                     Officer,1996 to 2004
----------------------------------------------------------------------------------------------------------------------------------
THOMAS P. MALONE (51)        Vice President and      SASI- Vice President, since 2006; Sentinel Variable Products      N/A
National Life Drive          Treasurer, since 1997   Trust - Vice President and Treasurer, since 2000; SASC -
Montpelier, VT 05604                                 Vice President 1998 to 2006
----------------------------------------------------------------------------------------------------------------------------------
JOHN K. LANDY (47)           Vice President, since   SASI - Senior Vice President, since 2006; Sentinel Variable       N/A
National Life Drive          1997                    Products Trust - Vice President, since 2004; SASC - Senior
Montpelier, Vermont 05604                            Vice President 2004 to 2006; Vice President, 1997 to 2004
----------------------------------------------------------------------------------------------------------------------------------
SCOTT G. WHEELER (42)        Assistant Vice          SASI - Vice President, since 2007; Assistant Vice President,      N/A
National Life Drive          President and           2006 to 2007; Sentinel Variable Products Trust - Assistant
Montpelier, Vermont 05604    Assistant Treasurer,    Vice President and Assistant Treasurer, since 20043; SASC -
                             since 1998              Assistant Vice President 1998 to 2006
----------------------------------------------------------------------------------------------------------------------------------
KERRY A. JUNG (34)           Secretary, since 2005   National Life - Senior Counsel, since 2005; Sentinel              N/A
National Life Drive                                  Variable Products Trust - Secretary, since 2005; Advisor - Counsel,
Montpelier, VT 05604                                 since 2005; SASI - Counsel, since 2006; Equity Services, Inc.
                                                     ("ESI") - Counsel, Investment Advisory Services, since 2007;
                                                     ESI and SFSC - Counsel 2005 to 2007; SASC - Counsel, 2007
                                                     to 2006; Strong Financial Corporation - Managing Counsel,
                                                     2004 to 2005; Associate Counsel,  2000 to 2004
----------------------------------------------------------------------------------------------------------------------------------
LINDSAY E. STAPLES (26)      Assistant Secretary,    National Life - Securities Paralegal, since 2007; Sentinel        N/A
National Life Drive          since 2007              Variable Products Trust - Assistant Secretary, since 2007;
Montpelier, VT 05604                                 Holman Immigration - Paralegal, 2007 to 2007; Wilmer
                                                     Cutler Pickering Hale and Dorr - Paralegal, 2004 to 2006;
                                                     Saint Michaels College - Student, 2000 to 2004
----------------------------------------------------------------------------------------------------------------------------------
D. RUSSELL MORGAN (52)       Chief Compliance        Advisor; National Variable Annuity Account II; National N/A
National Life Drive          Officer, since 2004;    Variable Life Insurance Account - Chief Compliance Officer,
Montpelier, Vermont 05604    Secretary, 1988-2005    since 2004; Sentinel Variable Products Trust - Chief Compliance
                                                     Officer, since 2004; Secretary, 2000 to 2005; National Life -
                                                     Assistant General Counsel, 2001 to 2005; Senior Counsel,
                                                     2000 to 2001; ESI - Counsel, 1986 to 2005; Advisor, SFSC,
                                                     SASC - Counsel, 1993 to 2005

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statue. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.


INVESTMENT ADVISER                                             CUSTODIAN AND DIVIDEND PAYING AGENT
Sentinel Asset Management, Inc.                                State Street Bank & Trust Company -Kansas City

PRINCIPAL UNDERWRITER                                          TRANSFER AGENT, SHAREHOLDER SERVICING AGENT
Sentinel Financial Services Company                            AND ADMINISTRATOR
                                                               Sentinel Administrative Services, Inc.
COUNSEL
Sidley Austin LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

si   SENTINEL
     INVESTMENTS














This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Co., Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604 | 800.233.4332 |
                                                         sentinelinvestments.com

ITEM 2. CODE OF ETHICS

(a) As of October 31, 2007, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended October 31, 2007 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers. However, the funds to which this report relates joined the Registrant by reorganization as of May 4, 2007, and first became subject to this code of ethics as of that date.
(d) There were no waivers granted during the fiscal year ended October 31, 2007 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(e)  Not applicable.
(f) The Registrant undertakes to provide any person without charge, upon request, a copy of the Code of Ethics referred to above. Requests for a copy of such Code of Ethics may be made to D. Russell Morgan, Chief Compliance Officer of the Registrant, by telephone at (802) 229-3113, by email at rmorgan@nationallife.com, or by mail at National Life Drive, Montpelier, Vermont 05604.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees of $50,000 for professional services rendered to the two Funds of the Registrant covered by this report for the fiscal year ended October 31, 2007. No information is provided for the fiscal year ended October 31, 2006 because the Funds covered by this report did not exist as legal entities during that period.

(b) Audit-Related Fees. PricewaterhouseCoopers has not billed the two Funds of the Registrant covered by this report for audit-related fees during the fiscal year ended October 31, 2007. PricewaterhouseCoopers did not provide any audit-related services to the two Funds of the Registrant covered by this report that are not included in response to item 4(a) for the fiscal year ended October 31, 2007. No information is provided for the fiscal year ended October 31, 2006 because the Funds covered by this report did not exist as legal entities during that period.

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees of $7,600 for services including the review of the applicable tax returns and responding to general tax questions of the two Funds of the Registrant covered by this report for the fiscal year ended October 31, 2007. No information is provided for the fiscal year ended October 31, 2006 because the Funds covered by this report did not exist as legal entities during that period.

(d) All Other Fees. PricewaterhouseCoopers has not billed the two Funds of the Registrant covered by this report for other products and services during the fiscal year ended October 31, 2007. No information is provided for the fiscal year ended October 31, 2006 because the Funds covered by this report did not exist as legal entities during that period.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Funds of the Registrant covered by this report, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year of the Funds of the Registrant covered by this report ended
     October 31, 2007. No information is provided for the fiscal year ended October 31, 2006 because the Funds covered by this report did not exist as legal entities during that period.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.
(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the period covered by this report there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

 (a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Christian W. Thwaites
-----------------------------
Christian W. Thwaites,
President & Chief Executive Officer
Date: January 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas P. Malone
------------------------
Thomas P. Malone,
Vice President &
Treasurer
Date:  January 2, 2008